UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2006

Oasys Mobile, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 Fayetteville Street Suite 600 Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

See disclosure in Item 5.02 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 1.02.    Termination of a Material Definitive Agreement.

See disclosure in Item 5.02 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Bernard Stolar as Lead Director

On September 29, 2006 (the “Effective Date”), Oasys Mobile entered into a Consulting Agreement (the “Stolar Agreement”) with Bernard Stolar to become its Lead Director. Mr. Stolar will provide the services and have the responsibilities set forth in Appendix A to the Stolar Agreement that is attached to this Current Report on Form 8-K and incorporated herein for all purposes. The term (“Term”) of the Stolar Agreement is for one (1) year from the Effective Date.

Throughout the Term, Oasys Mobile shall pay or provide to Stolar the compensation and other benefits and rights set forth below:

1.    Annual Retainer. Oasys Mobile shall pay to Stolar an annual cash fee (“Annual Retainer”) of $60,000, payable at the rate of $5,000 per month to Stolar.

2.    Common Stock. Stolar shall also receive 100,000 shares of restricted Oasys Mobile common stock (the “Stolar Common Stock”); the restrictions on the Stolar Common Stock shall lapse as follows:

(a)    the restrictions on 25,000 shares of the Stolar Common Stock shall lapse on the Effective Date of this Agreement;

(b)     the remaining 75,000 shares of the Stolar Common Stock shall have their restrictions lapse at the rate of 6,250 shares per month on each of the twelve monthly anniversaries of the Effective Date.

Oasys Mobile shall register all shares of the Stolar Common Stock on the next update filing of its Registration Statement on Form S-8 or such other form as designated by the Securities and Exchange Commission; provided that the Stolar Common Stock shall be registered by Oasys Mobile no later than December 15, 2006.

3.    Option Grants. In addition to the Annual Retainer and the Stolar Common Stock as set forth above, Oasys Mobile shall grant to Stolar options to purchase 275,000 shares of Oasys Mobile’s common stock (the “Stolar Stock Options”). The shares of Oasys Mobile common stock underlying the Stolar Stock Options shall be registered under Oasys Mobile’s Registration Statement on Form S-8 and shall vest and be priced as follows:

(a)    50,000 of the Stolar Stock Options shall be immediately vested upon the Effective Date of this Agreement;

(b)     the remaining 225,000 Stolar Stock Options shall vest at the rate of 18,750 stock options on each of the twelve monthly anniversaries of the Effective Date of this Agreement;

(c)     (1) the first 100,000 of the Stolar Stock Options to vest shall have an exercise price equivalent to the closing market price of the Oasys Mobile common stock on the Effective Date; (2) the next 75,000 of the Stolar Stock Options to vest shall have an exercise price of $1.25 per share; (3) the next 50,000 of the Stolar Stock Options to vest shall have an exercise price of $1.75 per share; and (4) the remaining 50,000 of the Stolar Stock Options to vest shall have an exercise price of $2.00 per share

4.    Other Compensation. In addition to the compensation set forth above, Stolar shall also receive:

(a)     Two and one-half percent (2.5%) of any funds raised from sources introduced by Stolar to Oasys Mobile. Stolar shall clear all contacts with the General Counsel of Oasys Mobile before initiating contact with such source(s) to avoid overlap with other entities Oasys Mobile has engaged to perform comparable services.

(b)    a bonus, to be determined by the Board of Directors, for achievements effected by Stolar, including but not limited to the consummation of licensing products of Oasys Mobile or other strategic transactions with parties introduced by Stolar to Oasys Mobile. Stolar shall clear all contacts with the General Counsel of Oasys Mobile before initiating contact to avoid overlap with other entities Oasys Mobile has engaged to perform such services.

(c)    an additional grant of 100,000 shares of Oasys Mobile common stock if milestones as agreed upon by the Board of Directors and Mr. Stolar are achieved. Oasys Mobile and Mr. Stolar will use reasonable efforts to set these milestones by December 15, 2006.

(d)    a cash bonus of $100,000 and a grant of 100,000 shares of Oasys  Mobile common stock if Oasys Mobile is positioned such that it is  reasonably likely that the liquidity position of Oasys Mobile is improved  so as to allow it to operate in the normal course of its business until  December 31, 2007.

Resignation of Gary Ban

On September 29, 2006 (the “Effective Date”), Gary Ban resigned as the Chief Executive Officer and as a Director of Oasys Mobile. Mr. Ban had no disagreements with management or Oasys Mobile. Mr. Ban was a member of the Corporate Governance and Nomination Committee.

Under the terms of Mr. Ban’s resignation and in return for the execution of a mutual release by and between Mr. Ban and Oasys Mobile:

(1)	as of the Effective Date, the Employment Agreement entered into between Mr. Ban and Oasys Mobile as of June 21, 2005 is canceled and of no effect.

(2)	Oasys Mobile shall pay or provide to Ban:

(a)	his earned and unpaid payroll owed to him through September 30, 2006, in the amount of $8,750.00.

(b)	his outstanding vacation pay in the amount of $8,076.92.

(c)	a lump sum severance payment of $210,000.00.

(d)	Reimbursable expenses submitted to the Effective Date in the amount of $4,851.04 and any other reimbursable expenses made prior to the Effective Date.

(e)
health care benefits as provided by Oasys Mobile to all of its employees in accordance with its corporate policies, however in no event less than the current level of health care benefits received by Mr. Ban, through September 30, 2007; provided, however, that if Mr. Ban receives employment prior to September 30, 2007, this obligation shall terminate.

(f)
all stock option grants to purchase shares of Oasys Mobile common stock issued to Mr. Ban prior to the Effective Date shall be vested in full and shall expire by their terms as set forth in the respective stock option grant documents.

Item 9.01. Financial Statements and Other Exhibits.

Exhibit 10.1	Consulting Agreement dated as of September 29, 2006 by and between Oasys Mobile and Bernard Stolar.

Exhibit 10.2	Agreement between Gary E. Ban and Oasys Mobile dated as of September 29, 2006.

Exhibit 99.1	Press release issued by Oasys Mobile as of October 5, 2006.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OASYS MOBILE, INC.

By:	/s/ Donald T. Locke
Donald T. Locke Executive Vice-President - Corporate Development
Date: October 5, 2006

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